MANAGERS TRUST II

MANAGERS 20 FUND

Supplement dated September 18, 2006 to the Prospectus dated May 1, 2006

(as supplemented July 7, 2006 and August 14, 2006) and the

Statement of Additional Information dated May 1, 2006

(as supplemented August 14, 2006)

The following information supplements and supersedes any information to the contrary relating to Managers 20 Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2006 (as supplemented July 7, 2006 and August 14, 2006) and the Statement of Additional Information dated May 1, 2006 (as supplemented August 14, 2006).

The Trust’s Board of Trustees has approved a plan to liquidate and terminate the Fund on November 30, 2006. Cash proceeds of the liquidation are expected to be distributed to shareholders promptly following the date of liquidation.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs including automatic investments through 401(k) plans and reinvestment of any dividends and distributions). Additionally, any contingent deferred sales charge applicable to the sale or exchange of Class B or C shares of the Fund will be waived for redemptions or exchanges occurring on or after September 18, 2006.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE